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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 5, 2003
                                ----------------
                                (Date of Report)


                            RAKO Capital Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      0-24633                   91-0853320
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                Two North College Avenue, Fayetteville, AR 72701
                    (Address of principal executive offices)


                                 (479) 684-2700
              (Registrant's telephone number, including area code)










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This Report on Form 8-K being filed by RAKO Capital Corporation, a Nevada corporation relates to the change of independent public accountants.


ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous independent public accountants:

        (1) On January 29, 2003, Registrant dismissed HJ & Associates, LLC which had served as Registrant's independent public accountants and engaged VB & H Certified Public Accountants, LLC.

        (2) The reports issued by HJ & Associates, LLC for the past two fiscal years of Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. However, their opinion on the financial statements for the years ended December 31, 2001 and 2000 contained an explanatory paragraph describing conditions that raise substantial doubt about Registrant's ability to continue a going concern in view of its status as a shell company.

        (3) Registrant's Board of Directors approved the decision to change independent public accountants.

        (4) In connection with its audits for the two most recent fiscal years and during the subsequent interim period preceding the dismissal, there were no disagreements with HJ & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of HJ & Associates, LLC, would have caused HJ & Associates, LLC to make reference to the subject matter of the disagreement(s) in connection with its reports.

        (5) Registrant provided HJ & Associates, LLC with a copy of the disclosure contained in this Form 8-K and requested that HJ & Associates, LLC furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 4, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b)      New independent public accountants:

        (1) Registrant engaged VB & H Certified Public Accountants, LLC as its new independent public accountants as of January 29, 2003. Registrant's Board of Directors approved this on January 29, 2003.

        (2) Registrant requested VB & H Certified Public Accountants, LLC to review the disclosures contained in this Form 8-K prior to filing it with the Commission. VB & H Certified Public Accountants, LLC did not furnish Registrant with a letter containing any new information, clarification, or disagreement with the information set forth herein.





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ITEM 5.  OTHER EVENTS.

         (1) Effective January 29, 2003, Registrant changed its address. The new address is Two North College Avenue, Fayetteville, AR 72701. The new telephone number is (479) 684-2700.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)     None.

          (b)     None.

          (c)     Exhibits.

          Exhibit 16.1     Certification of HJ & Associates, LLC

          Exhibit 16.2 Letter to Registrant from HJ & Associates, LLC, dated February 5, 2003



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  FEBRUARY 5, 2003


                                      RAKO CAPITAL CORPORATION



                                      By:  /s/ Gary M. Fuchs
                                          ---------------------------
                                          Name: Gary M. Fuchs
                                          Title: Vice Chairman, Chief Executive
                                                 Officer and Director